EXHIBIT 10.44

CONFIRMATION OF INTELLECTUAL PROPERTY IP SECURITY AGREEMENT

This Confirmation of Intellectual Property IP Security Agreement (this “Confirmation”) is entered into as of the 27th day of February, 2013 by and between MIDCAP FUNDING III, LLC, a Delaware limited liability company (“Agent”) and Tribute Pharmaceuticals Canada Inc. (the “Grantor”).

RECITALS

A. Reference is made to that certain Intellectual Property IP Security Agreement dated as of May 11, 2012 (together with all extensions, renewals, restatements modifications, substitutions and amendments thereof, the “IP Security Agreement”) among Stellar Pharmaceuticals Inc., Tribute Pharma Canada Inc. and Tribute Pharmaceuticals Canada Ltd. (collectively, the “Original Grantors”) and Agent, which was recorded with the United States Patent and Trademark Office on May 25, 2012 at Reel No. 028275, Frame No. 0357.  Capitalized terms used but not defined herein shall have the meanings set forth in the IP Security Agreement.

B. On October 1, 2012, the Original Borrowers amalgamated with each other to form Stellar Pharmaceuticals Inc. (“Amalco No. 1”), a corporation governed by the laws of Ontario (“Amalgamation No. 1”).  On January 1, 2013, Amalco No. 1 amalgamated with Tribute Pharmaceuticals Canada Inc., an Ontario corporation, to form Grantor, a corporation governed by the laws of Ontario (together with Amalgamation No. 1, the “Amalgamations”).

C. Grantor, being the sole borrower under the Loan Agreement and owner of all Intellectual Property Collateral described in the IP Security Agreement, wishes to agree, ratify and confirm to and in favor of the Agent that the IP Security Agreement continues in full force and effect notwithstanding the Amalgamations.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

1. Grantor hereby represents that it is the owner of all Intellectual Property Collateral described in the IP Security Agreement.

2. Grantor hereby agrees, ratifies and confirms that, notwithstanding the Amalgamations, (i) it is bound by every provision of, and obligation under, the IP Security Agreement, (ii) it will perform every provision of, and obligation under, the  IP Security Agreement, (iii) the IP Security Agreement secures and will continue to secure the indebtedness, liabilities and obligations expressed to be secured by the IP Security Agreement, (iv) the IP Security Agreement remains in full force and effect and has not been terminated, discharged or released and (v) the IP Security Agreement (including the security created therein) constitutes and will continue to constitute a legal, valid, binding and enforceable obligation of it, enforceable against it, in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws of general application limiting the enforceability of creditors’ rights and to the fact that specific performance is an equitable remedy available only in the discretion of the court.

3. This Confirmation shall inure to the benefit of and be enforceable by the Agent and its successors and assigns and shall be binding upon Grantor and its successors and permitted assigns.

4. THIS CONFIRMATION, AND ALL MATTERS RELATING HERETO ARISING HEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

5. This Confirmation may be executed by original, fax, pdf or electronic signature and may be so executed in two or more counterparts and each such counterpart when taken together shall constitute one and the same.

[Signature page follows.]

(Signature Page to Confirmation of Intellectual Property IP Security Agreement)

IN WITNESS WHEREOF, the parties have caused this Confirmation to be duly executed by its officers thereunto duly authorized as of the first date written above.

TRIBUTE PHARMACEUTICALS CANADA INC.

Per:	/s/ Scott Langille
Name: Scott Langille
Title: CFO

I have authority to bind the Corporation

(Signature Page to Confirmation Intellectual Property IP Security Agreement)

AGENT:

MIDCAP FUNDING III, LLC, a Delaware limited liability company

By:
Luis Viera
Managing Director